UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[]

Check the appropriate box:

 [ ]   Preliminary Proxy Statement         [  ] CONFIDENTIAL, FOR USE OF THE
 [x]   Definitive Proxy Statement               COMMISSION ONLY (AS PERMITTED BY
 [ ]   Definitive Additional Materials          RULE 14A-6(E)(2))
 [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

               HT INSIGHT FUNDS, INC. d/b/a/ HARRIS INSIGHT FUNDS
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                             HT INSIGHT FUNDS, INC.
                                 (THE "COMPANY")


                           Harris Insight Equity Fund
                   Harris Insight Short/Intermediate Bond Fund
                   Harris Insight Tax-Exempt Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Government Money Market Fund



                  (each a "Fund" and collectively, the "Funds")


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999

        A special meeting of shareholders of each Fund of the Company (the "Meeting") will be held at Harris Trust and Savings Bank, 8th floor, 111 West Monroe Street, Chicago, Illinois 60603 on November 29, 1999 at 10:00 a.m. Chicago time, for the following purposes:


1. To approve or disapprove a proposed reorganization of the Funds, as described in the accompanying proxy statement (the "Reorganization"), in which:

         (a) each Fund will be succeeded by a newly created series (a "New Fund") of Harris Insight Funds Trust, a business trust organized under the laws of the Commonwealth of Massachusetts (the "Trust"), pursuant to an Agreement and Plan of Reorganization whereby:

              (i) each Fund will transfer all of its assets to its corresponding New Fund and the New Fund will (x) assume all of the liabilities of the Fund and (y) issue directly to each shareholder of the Fund shares of the New Fund in a number equal to the number of shares (including any fractional share) of the Fund then owned by such shareholder, in exchange for and in cancellation of the shareholder's shares of the Fund; and

              (ii) the Fund will be liquidated and dissolved (and, if the shareholders of all Funds approve their respective reorganizations and the Reorganization becomes effective, the Company will be liquidated and dissolved).

         (b) the adoption by the Funds (but not by the New Funds) of temporary amendments to certain investment restrictions, solely for the purpose of the Reorganization, to eliminate several restrictions that would otherwise present obstacles to the Reorganization as proposed; and

         (c) each Fund would be authorized to vote, prior to the effectiveness of the Reorganization, its share of its corresponding New Fund to:

              (i) approve an amended investment advisory agreement between the Trust and Harris Trust and Savings Bank (the "Adviser") and an amended portfolio management contract between the Adviser and Harris Investment Management, Inc. providing for the management of the New Fund on substantially the same terms set forth in the Fund's current agreements;

              (ii approve certain changes to the Fund's fundamental investment restrictions;

              (iii) approve a Rule 12b-1 Service Plan on behalf of the A Shares of the New Equity and New Short/Intermediate Bond Funds and a Rule 12b-1 Service Plan on behalf of the N Shares of the New Tax-Exempt Money Market, New Money Market and New Government Money Market Funds;

              (iv)  elect a Board of Trustees of the Trust; and

              (v) ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants for the fiscal year ended December 31, 1999.

2. To transact such other business as may properly come before the Meeting.

                                         By order of the Board of Directors



                                         Gary M. Gardner
                                         Secretary



PLEASE VOTE. YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOU TO SIGN AND MAIL YOUR PROXY PROMPTLY.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             HT INSIGHT FUNDS, INC.
                                 (THE "COMPANY")

                           Harris Insight Equity Fund
                   Harris Insight Short/Intermediate Bond Fund
                   Harris Insight Tax-Exempt Money Market Fund
                        Harris Insight Money Market Fund
                   Harris Insight Government Money Market Fund

                  (each a "Fund" and collectively, the "Funds")


                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 29, 1999


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                                 PROXY STATEMENT

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                               GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

        The Board of Directors of the Company is soliciting proxies from the shareholders for use at a special meeting of shareholders of the Company (the "Meeting") called to be held on November 29, 1999, and at any adjournment of the Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and the accompanying form of proxy are first being mailed to shareholders on or about October 26, 1999.

WHO IS ELIGIBLE TO VOTE?

        Shareholders of record at the close of business on October 1, 1999 are entitled to vote at the Meeting and any adjournment thereof. The Company is composed of five separate Funds. Each of the Equity and Short/Intermediate Bond Funds offers three classes of shares, N Shares, A Shares and Institutional Shares. Each of the Tax-Exempt Money Market, Money Market and Government Money Market Funds offers two classes of shares, N Shares and Institutional Shares. N Shares, A Shares and Institutional Shares are collectively referred to as "Shares." As of October 1, 1999, there were 3,905,503,501 shares of beneficial interest of the Company outstanding, comprised of the following Shares:

         Equity Fund - 43,722,863
         Short/Intermediate Bond Fund - 31,975,467
         Tax-Exempt Money Market Fund - 714,399,312
         Money Market Fund - 2,568,560,473
         Government Money Market Fund - 546,845,386

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

HOW DO I VOTE?

         You may vote in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. Your properly executed proxy received prior to the Meeting will be voted at the Meeting and any adjournment thereof, in accordance with your instructions marked on the proxy. If there are no voting instructions on a proxy, your proxy will be voted FOR the approval of the Proposal described in this Proxy Statement. You may revoke your proxy at any time prior to the Meeting by giving written notice to PFPC Inc., the Company's sub-transfer agent, at 400 Bellevue Parkway, Wilmington, Delaware 19809, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting.

         If a quorum of shareholders of any Fund is not present or represented at the Meeting, or if sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of Shares of such Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the Proposal will be voted AGAINST such adjournment. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Company will continue to solicit proxies.

         Abstentions and broker non-votes will be counted as Shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Accordingly, abstentions and broker non-votes effectively will be votes AGAINST adjournment. Broker non-votes are Shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the Proposal. In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will result in the Shares covered by the proxy being treated as if they were voted AGAINST the Proposal.


PROPOSAL 1: APPROVAL OF THE PROPOSED REORGANIZATION

         Each Fund is a separate mutual fund that is an investment portfolio of the Company, which is a Maryland business corporation. On October 18, 1999, the Board of Directors of the Company unanimously approved an Agreement and Plan of Reorganization (the "Plan") in the form attached to this proxy statement as Exhibit A. The Plan provides for the reorganization (the "Reorganization") of each Fund into a separate portfolio series of Harris Insight Funds Trust, a Massachusetts business trust (the "Trust").


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


         Reasons for the Reorganization. The purpose of the Reorganization is to combine into a single business trust the Funds, which are managed by Harris Trust and Savings Bank (the "Adviser"), and the thirteen mutual funds that are currently investment portfolios of the Trust, which are also managed by the Adviser. The Adviser believes that having all of the funds it advises in the same Massachusetts business trust would result in various operating efficiencies, including a single registration statement and a single report to the Securities and Exchange Commission (the "SEC") and that the elimination of the dual structure within the same fund family would also alleviate shareholder confusion. The Board of Directors also concluded that the proposed trust format provides the most economical method of providing different investment vehicles to current and prospective shareholders.

         Principal Features of the Reorganization. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. Because the Trust offers multiple portfolios, it is referred to as a "series" company. The Trust may issue an unlimited number of shares in one or more series as the Board of Trustees may authorize. Currently the Board of Trustees has authorized thirteen series, shares of each of which are currently outstanding. The Reorganization contemplates that each Fund of the Company will transfer all of its assets to a newly created series of the Trust with the same name as the Fund (each a "New Fund" and collectively, the "New Funds"). The liabilities of each Fund will also be assumed by its corresponding New Fund, and each shareholder of the Funds will receive for his Fund shares an equal number of shares (including any fractional shares) of the corresponding New Fund. Upon consummation of the Reorganization, an open account will be established on the records of the Trust in the name of each shareholder of the Funds. As promptly as practicable after the Reorganization, the Company will be terminated pursuant to the laws of the State of Maryland. After the closing date of the Reorganization of all Funds, the Company will not conduct any business except in connection with the liquidation and dissolution of the Funds. (See "Procedures for Reorganization" and "Federal Income Tax Consequences" below.)

         Procedures for the Reorganization. If the Plan is approved by shareholders of a Fund, it is anticipated that the procedure for the Reorganization under the Plan will be as follows:

         o     The Fund will transfer all of its assets to its corresponding
               New Fund.

         o The New Fund, in exchange for those assets transferred to it, will assume all the liabilities and obligations of the Fund and will issue to the Fund a number of full and fractional shares of beneficial interest in the New Fund equal to the number of shares of the Fund then outstanding.

         o The Fund will distribute to its shareholders a number of full and fractional shares of the corresponding New Fund equal to the number of full and fractional Fund shares held by that shareholder, and all shares of the Fund will be cancelled.

         o If the Reorganization of all the Funds becomes effective, the Company will dissolve and liquidate.

         If the Plan is approved by shareholders of a Fund, it is expected that the Reorganization with respect to that Fund will be made effective on April 30, 2000 (the "Closing Date"). At any time before the Reorganization is effective, the Trust and the Company may agree to terminate the Plan, and, if the Reorganization has not been made effective by May 31, 2000, the Plan will automatically terminate on that date unless a later date is agreed to by both the Trust and the Company.

         Temporary Amendment to Investment Restrictions. The following fundamental investment restrictions of each Fund, which may not be changed without shareholder approval, might be construed as restricting the Fund's ability to carry out the Reorganization:

         No Fund may:

         (1) make investments for the purpose of exercising control or management; or

         (2) own more than 3% of the voting stock of another investment company.

         Such restrictions may prohibit the purchase by a Fund of the initial share of its corresponding New Fund as is contemplated by the Reorganization. Accordingly, a vote for the Reorganization will be deemed also to be a vote to amend temporarily the investment restrictions to the extent necessary to carry out the Reorganization in the manner described above, by the addition to each of the above restrictions of the following clause:

         "except solely for the purchase of a share or shares of a series of Harris Insight Funds Trust, in connection with the Agreement and Plan of Reorganization of the Company and Harris Insight Funds Trust approved by the Board of Directors of the Company on October 18, 1999."

         Such amendment will be only for purposes of completing the Reorganization. The amendment will not be adopted by any New Fund and will have no effect thereafter.

         Voting of Initial Shares of the New Funds. As set forth below, if approved by shareholders, the Reorganization will result in several other changes concerning the structure and operations of the Funds as the New Funds. Because of the manner in which the transfer of assets from the Funds to the New Funds will take place under the Reorganization, you are not being asked to approve directly or adopt those additional matters. Specifically, after shareholder approval of the Reorganization but prior to the issuance of the shares of the New Funds to the shareholders of the Funds, one share of each New Fund will be issued to the corresponding Fund, which will vote that Share to:

         o Approve an amended investment advisory contract between the Trust and the Adviser and an amended portfolio management contract between the Adviser and Harris Investment Management, Inc. ("HIM") with respect to the management of the New Fund. (See "Approval of the Amended Trust Advisory Agreement and Amended Trust Management Contract" below);

         o Approve certain changes to the Funds' fundamental investment restrictions (see "Approval of Certain Changes to the Funds' Fundamental Investment Restrictions" below);

         o Approve a Rule 12b-1 Service Plan on behalf of the A Shares of the New Equity and New Short/Intermediate Bond Funds and a Rule 12b-1 Service Plan on behalf of the N Shares of the New Tax-Exempt Money Market, New Money Market and New Government Money Market Funds (see "Approval of Rule 12b-1 Service Plans" below);

         o Elect a Board of Trustees of the Trust (see "Election of Trustees" below); and

         o Ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the New Fund (see "Ratification of the Selection of PricewaterhouseCoopers LLP as the Trust's Independent Public Accountants" below).

         Federal Income Tax Consequences. It is anticipated that the transactions contemplated by the Plan will be tax-free for federal income tax purposes. The Company and the Trust have received an opinion of their counsel, Bell, Boyd & Lloyd, that under the Internal Revenue Code of 1986 the Reorganization of each Fund into a New Fund pursuant to the Plan will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes by the Fund, the New Fund or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of a New Fund after the Reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. The holding period of the shares of the New Fund received by the shareholders of the Fund will include the holding period of shares for the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets. Although the Company is not aware of any state or local tax consequences of the proposed Reorganization, it has not made any investigation as to such consequences, and shareholders should consult their own tax advisors with respect to such matters.

CERTAIN COMPARATIVE INFORMATION ON THE COMPANY AND THE TRUST.

         As a Massachusetts business trust, the Trust's operations are governed by its Declaration of Trust and Bylaws and by Massachusetts law, rather than by the

Articles of Incorporation and Bylaws of the Company and Maryland corporation law. Certain differences between the two forms of organization are summarized below. Shareholders of any Fund entitled to vote at the Meeting may obtain copies of the Trust's Declaration of Trust and Bylaws, and the Company's Articles of Incorporation and Bylaws, without charge upon written request to the Secretary of the Company or the Trust or through the Public Reference Room of the SEC. The Trust and the Company are each subject to the 1940 Act and the rules and regulations thereunder.

         Shares. The shares of beneficial interest of the authorized series of the Trust are transferable shares, with $.001 par value. The Declaration of Trust permits the trustees to issue an unlimited number of shares and to divide such shares into an unlimited number of series, each with one or more classes, all without shareholder approval. Each share of any series of the Trust represents a beneficial interest in the assets owned by, and the liabilities of, that series. As such, each share of a series or class is entitled to dividends and distributions when and as declared on shares of that series or class by the Board of Trustees. Under the Articles of Incorporation of the Company, the Company is currently authorized to issue up to 10 billion shares, $.001 par value, in an unlimited number of series each with one or more classes. However, the Company's Board of Directors may increase or decrease the number of authorized shares.

         Shareholder Voting Rights. Neither the Company nor the Trust is required to hold annual shareholder meetings. Under the Declaration of Trust and the 1940 Act, however, shareholder meetings are required to be called for various purposes, such as electing or removing trustees of the Trust (subject to certain restrictions in the 1940 Act, trustees may be elected to fill vacancies or be removed by the Board of Trustees without a vote of shareholders), changing fundamental investment policies, approving or disapproving an investment advisory contract for the series, and ratifying or rejecting a selection of different auditors of the series. The Trust's Declaration of Trust grants shareholders the power to vote only with respect to: (i) the election or removal of trustees; (ii) the approval of any investment advisory contract; (iii) the termination of the Trust or any series thereof; (iv) any amendments to the Declaration of Trust; (v) any merger, consolidation or sale of assets; (vi) incorporation of the Trust; (vii) whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or a series thereof; (viii) any plan adopted pursuant to Rule 12b-1 under the 1940 Act, and related matters; and (ix) any matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the Bylaws, or any registration of the Trust with the SEC, or as the Board of Trustees may consider necessary or desirable. The Company's Bylaws do not specify instances under which shareholders have the right to vote, but as a Maryland corporation that is a registered investment company pursuant to the 1940 Act, shareholders have the right to vote with respect to substantially the same items as is the case for the Trust.

         Special Meetings of Shareholders. The Company's Bylaws provide that the Company's Secretary must call a shareholder meeting: (i) when one or more matters are required to be acted on by shareholders under the 1940 Act or the General Corporation Law of the State of Maryland; and (ii) at the request in writing of the Chairman of the Board, the President, the Board of Directors or shareholders holding at least 25 percent of the shares of stock of the Company outstanding and entitled to vote at a meeting.

         The Declaration of Trust of the Trust provides that shareholder meetings of the Trust or of any series or class may be called by the Chairman of the Board or the President at: (i) the request in writing or by resolution of a majority of the trustees; (ii) the written request of the holders of ten percent or more of the total number of shares then issued and outstanding of the Trust entitled to vote at a meeting; or (iii) the written request of the holder or holders of ten percent of the total number of shares then issued and outstanding of a series of the Trust entitled to vote at a meeting. On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except that shares are voted by individual series when required by the 1940 Act or other applicable law, or when the Board of Trustees determines that the matter affects only the interests of one or more series, in which case, shareholders of the unaffected series are not entitled to vote on such matters. All shares of all series of the Trust are voted together in the election of trustees.

         Termination. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any series or class) by notice to the shareholders without shareholder approval, although the Trust would comply with any provision of the 1940 Act that might require shareholder approval before termination. The dissolution of any Fund or the Company is subject to shareholder approval under Maryland law.

         Liability of Shareholders. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust, and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is considered by the Trust to be remote, since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. Under the current form of organization of the Company as a Maryland corporation, its shareholders have no personal liability for its acts or obligations, except that a shareholder may be liable to the extent that: (i) the purchase price of his or her shares has not been received by the Fund in the amount or manner required by Maryland law; (ii) he or she receives a dividend or distribution made contrary to Maryland law; or (iii) he or she received redemption proceeds in violation of Maryland law.

         Removal of Board Members. Under the Trust's Declaration of Trust, a trustee may be removed (provided the aggregate number of trustees shall not be less than one), with cause, by: (i) the action of two-thirds of the remaining trustees; or (ii) the action of the holders of two-thirds of the Trust's outstanding shares at a meeting called for that purpose. Under the Company's Bylaws, directors hold office until the next meeting of shareholders, subject to the right of removal granted by Maryland law.

         Liability of Trustees and Officers; Indemnification. The Company's Bylaws provide that, to the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Company will have any liability to the Company or its shareholders for damages. The charter further provides that the limitation on liability applies to events occurring at the time a person serves as a director or officer of the Company whether or not that person is a director or officer at the time of any proceeding in which liability is asserted. The Trust's Declaration of Trust, like the Bylaws of the Company, provides for trustee indemnification, except that a trustee (or director in the case of the Company) is not protected in either case against any liability arising out of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

AMENDED TRUST ADVISORY CONTRACT AND AMENDED TRUST MANAGEMENT CONTRACT

         By voting in favor of Proposal 1, shareholders of each Fund will be voting to authorize the Fund to vote its initial share of its corresponding New Fund to approve the investment advisory contract and portfolio management contract described below relating to the Fund. Harris Trust and Savings Bank (the "Adviser") serves as the investment adviser to the Equity, Short/Intermediate Bond, Government Money Market, Money Market and Tax-Exempt Money Market Funds of the Company pursuant to Investment Advisory Contracts dated May 1, 1990, April 1, 1991, October 20, 1993, October 20, 1993 and October 20, 1993, respectively (the "Advisory Agreements"). The Adviser also serves as the investment adviser to the Trust pursuant to an Investment Advisory Contract dated February 23, 1996 (the "Trust Advisory Agreement"). If the Reorganization is approved by the shareholders of a Fund and that Fund is reorganized into a New Fund, the Trust Advisory Agreement will be amended to include that New Fund (the "Amended Trust Advisory Agreement").

         The terms of the Amended Trust Advisory Agreement and the present Trust Advisory Agreement are essentially identical except for two changes. First, the Amended Trust Advisory Agreement authorizes the Adviser (with the approval of the Board of Trustees of the Trust) to enter into Subadvisory Contracts with one or more Subadvisers to act as a portfolio manager with respect to all or a portion of the assets of any Fund. Second, the Amended Trust Advisory Agreement authorizes the Adviser to authorize a Subadviser (with the approval of the Board of Trustees of the Trust) to enter a sub-portfolio management contract with one or more Sub-subadvisers on behalf of any Fund managed by the Subadviser. The Adviser would continue to be responsible for the supervision and oversight of a Subadviser's performance under a Subadvisory Contract and a Sub-subadviser's performance under a sub-portfolio management contract. At its meeting on October 18, 1999, the Board of Trustees of the Trust voted to approve the Amended Trust Advisory Agreement.

         Harris Investment Management, Inc. ("HIM") serves as the portfolio management agent for the Equity, Short/Intermediate Bond, Government Money Market and Money Market Funds of the Company pursuant to Portfolio Management Contracts dated May 1, 1990, April 1, 1991, October 20, 1993 and October 20, 1993, respectively (the "Management Contracts"). HIM also serves as portfolio management agent for the Trust pursuant to a Portfolio Management Contract dated February 23, 1996 (the "Trust Management Contract"). As portfolio management agent for the Company and the Trust, HIM is responsible for all purchase and sales transactions and for providing all daily management services. The Adviser pays the portfolio management fees of HIM. If the Reorganization is approved by the shareholders of a Fund and that Fund is reorganized into a New Fund, the Trust Management Contract will be amended to include that New Fund (the "Amended Trust Management Contract").

         The terms of the Amended Trust Management Contract and the Trust Management Contract are essentially identical except for one change. The Amended Trust Management Contract expressly authorizes HIM (with the approval of the Board of Trustees of the Trust) to delegate to one or more Sub-subadvisers its portfolio management responsibilities under that Contract with respect to all or a portion of the assets of any Fund. The Adviser and HIM would continue to be responsible for the supervision and oversight of a Sub-subadviser's performance under a sub-portfolio management contract. At its meeting on October 18, 1999, the Board of Trustees of the Trust voted to approve the Amended Trust Management Contract.

         Currently, there is no portfolio management contract in place with HIM with respect to the Tax-Exempt Money Market Fund. If the Reorganization is approved by shareholders of the Company, the Amended Trust Advisory Agreement would allow the Adviser to enter into such an arrangement with HIM. The Adviser believes that consolidating the portfolio management of the Company and the Trust with HIM would be more efficient and result in certain economies of scale. Accordingly, if the Reorganization is approved by the shareholders of the Tax-Exempt Money Market Fund, the sole-shareholder of the New Tax-Exempt Money Market Fund of the Trust will approve the Amended Trust Advisory Agreement and the Amended Portfolio Management Contract.

         The Trust and the Adviser have applied to the SEC for an exemption from the shareholder approval requirement with respect to new and amended sub-advisory agreements entered into from time to time by the Adviser and a sub-adviser with respect to the New Funds, under certain circumstances and subject to certain conditions (the "Exemption Application"). If the SEC grants an exemptive order as sought in the Exemption Application or any amendment thereto (the

"Exemptive Order"), the Adviser would be permitted, under certain conditions, to enter into new or amended sub-advisory agreements, including agreements with new sub-advisers (including, if permitted by the Exemptive Order, a sub-adviser that is affiliated with the Trust or the Adviser), and agreements with existing sub-advisers if there is an "assignment," as defined in the 1940 Act, or other event causing termination of an existing sub-advisory agreement. Nonetheless, under the 1940 Act, even if the Exemptive Order is granted, any sub-advisory agreement would be subject to approval by a majority of the Trustees of the Trust who are not parties to or interested persons of any party to the agreement. Furthermore, the Trust would still require shareholder approval to amend the Amended Trust Advisory Agreement (including any amendment to raise the management fee rate payable under such agreement) or to enter into a new advisory agreement with the Adviser or any other investment adviser that is not a sub-adviser.

         It is expected that, if the Exemptive Order is granted, it will be a condition to such exemption that, among other things, a majority of the outstanding voting securities of the Funds of the Trust first approve the operation of the Funds as proposed in the Exemption Application, i.e., permitting the Adviser to enter into sub-advisory agreements with sub-advisers in the future without obtaining shareholder approval of each agreement. The Amended Trust Advisory Agreement has been modified in anticipation of the granting of the Exemptive Order and Trust shareholder approval of the proposal.

         With the exception of the change in day-to-day responsibility for the management of the Tax-Exempt Money Market Fund, the above noted changes will not alter the manner in which the Funds are managed. The Amended Trust Advisory Agreement and Amended Trust Management Contract are substantially identical to the current Advisory Agreements and Management Contracts and the duties and responsibilities of the Adviser and HIM would also be substantially identical. Additionally, the fees payable to the Adviser will not increase and will remain as follows:

                                     ANNUAL RATE OF
                                      ADVISORY FEE
                                    (AS A PERCENTAGE      AGGREGATE ADVISORY
HARRIS INSIGHT FUND                  OF NET ASSETS)          FEES FOR 1998
----------------------------------------------------------------------------

Equity Fund                               0.70%                 $  360,398
Short/Intermediate Bond Fund              0.70%                  1,191,917
Tax-Exempt Money Market Fund                *                      818,579
Money Market Fund                           *                    2,858,643
Government Money Market Fund                *                      887,045

* The Adviser is entitled to receive 0.14% of the Fund's first $100 million of net assets plus 0.10% of the Fund's remaining net assets.

         The Amended Trust Advisory Agreement and Amended Trust Management Contract will remain in force with respect to a New Fund until May 1, 2001, and from year to year thereafter, subject to annual approval by (i) the Board of Trustees of the Trust or (ii) a vote of a majority (as defined in the 1940 Act) of the outstanding shares of that New Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The Amended Trust Advisory Agreement and Amended Trust Management Contract may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding shares of the applicable New Fund, or by the Adviser or, in the case of the Amended Trust Management Contract, by HIM. The Amended Trust Advisory Agreement and Amended Trust Management Contract automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

         A form of the Amended Trust Advisory Agreement and Amended Trust Management Contract are attached as Appendix B and Appendix C, respectively. The descriptions set forth in this proxy statement are qualified in their entirety by reference to Appendices B and C.

         Information Concerning the Adviser and HIM. The Adviser, an Illinois-state chartered bank and a member of the Federal Reserve System, is the successor to the investment banking firm of N.W. Harris & Co., which was organized in 1882 and incorporated in 1907. As of June 30, 1999, the Adviser had total discretionary assets under management of approximately $29.9 billion and was the largest of 28 banks owned by Harris Bankcorp, Inc., 111 West Monroe Street, Chicago, Illinois 60603. Harris Bankcorp, Inc. is a wholly-owned subsidiary of Bankmont Financial Corp., 111 West Monroe Street, Chicago, Illinois 60603, which is a wholly-owned subsidiary of Bank of Montreal, First Canadian Place, 100 King Street West, Toronto Ontario M5X1A1, Canada, a publicly-traded Canadian banking institution. The directors and principal executive officers of the Adviser are:


DIRECTORS
Pastora San Juan Cafferty, Professor, University of Chicago
F. Anthony Comper, President and CEO, Bank of Montreal
Susan T. Congalton, Managing Director, Lupine Partners
Wilbur H. Gantz, Chairman of the Board and CEO, PathoGenesis Corporation
James J. Glasser, Chairman Emeritus, GATX Corporation
Leo M. Henikoff, President and CEO, Rush-Presbyterian-St. Luke's Medical Center


EXECUTIVE OFFICERS
Alan G. McNally, Chairman of the Board and CEO
Edward W. Lyman, Jr., Vice Chair of the Board
Jeffrey D. Butterfield, Executive Vice President
Dennis L. Dean, Executive Vice President
Emilia G. DiMenco, Executive Vice President
Louis F. Lanwermeyer, Executive Vice President

DIRECTORS
Richard M. Jaffee, Chairman, Oil-Dri Corporation of America Edward W. Lyman, Jr., Vice Chair of the Board, Harris Bank Alan G. McNally, Chairman of the Board and CEO, Harris Bank Charles H. Shaw, Chairman, The Shaw Company
Richard E. Terry, Chairman and CEO, Peoples Energy Corporation James O. Webb, President, James O. Webb & Associates, Inc.

EXECUTIVE OFFICERS
Michael W. Lewis, Executive Vice President
Erin E. McInerney, Executive Vice President
Peter B. McNitt, Executive Vice President
Charles Piermarini, Executive Vice President
Steven R. Rothbloom, Executive Vice President
Randall W. Teteak, Executive Vice President
William E. Thonn, Executive Vice President
Charles R. Tonge, Executive Vice President
Philip A. Washburn, Executive Vice President and Chief Credit Officer William W. Whipple, Executive Vice President
Edward J. Williams, Executive Vice President
Michael E. Godwin, Senior Vice President
Pierre O. Greffe, Senior Vice President and CFO
Michael B. Lowe, Senior Vice President
Paul V. Reagan, Senior Vice President and U.S. General Counsel
Michael D. Williams, Senior Vice President
Sohrab Zargharn, Senior Vice President and Auditor
Yasmin T. Bates, Regional President

         The address of each director and principal executive officer is 111 West Monroe Street, Chicago, Illinois 60603.

         HIM is a wholly-owned subsidiary of Harris Bankcorp, Inc. As of June 30, 1999, HIM managed approximately $14.1 billion in assets. The directors and principal executive officers of HIM are:

DIRECTORS                      EXECUTIVE OFFICERS
Peter P. Capaccio              Donald G. M. Coxe, Chairman of the Board
Donald G. M. Coxe              William O. Leszinske, President
William O. Leszinske           Randall J. Johnson, Treasurer

DIRECTORS                      EXECUTIVE OFFICERS
Edward W. Lyman, Jr.           Blanche O. Hurt, Secretary
Brian J. Steck                 Robert K. McKiddy, Assistant Treasurer
Wayne W. Thomas                Andrea J. Torok, Assistant Secretary
William E. Thonn

         Each director's principal occupation is as an employee of the Adviser or HIM. The address of each director and principal executive officer is 190 South LaSalle Street, Chicago, Illinois 60690.

CERTAIN CHANGES TO THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS

         By voting in favor of Proposal 1, shareholders of each Fund will be voting to authorize the Fund to vote its initial share of its corresponding New Fund for approval of certain changes to the fundamental investment restrictions of the Funds once they are reorganized into New Funds. The Adviser and HIM conducted an analysis of each Fund's fundamental investment restrictions and, where practical and consistent with a Fund's investment objective, recommended certain changes in the restrictions to the Board of Directors of the Company in order to provide greater investment flexibility and to increase standardization among the Funds and thereby promote operating efficiencies and facilitate compliance monitoring.

         Those specific investment restrictions that are designated "fundamental" can be changed only by shareholder vote. Accordingly, the Board of Directors of the Company has approved amendments to certain of the Funds' fundamental investment restrictions, which will be effective upon consummation of the Reorganization.

Elimination of the limitation regarding investments in Puts, Calls, Warrants and Options by the Tax-Exempt Money Market, Money Market and Government Money Market Funds (the "Money Market Funds")

         It is proposed that the following current fundamental investment restriction applicable to the Money Market Funds be deleted:

                 In addition, the Money Market Funds may not write, purchase, or sell puts, calls, warrants or options or any combinations thereof, except that these Funds may purchase securities with put rights in order to maintain liquidity, nor may they purchase equity securities or securities convertible into equity securities, except as provided in investment restriction number 9.

         Discussion. The deletion of this restriction is proposed because this restriction is adequately addressed in Rule 2a-7 of the 1940 Act, which governs the operation of money market funds.

Elimination of the prohibition against investing in unseasoned issuers [Equity Fund and Short/Intermediate Bond Fund]

         It is proposed that the following current fundamental investment restrictions with respect to the Equity Fund and Short/Intermediate Bond Fund be deleted:

                 The Equity Fund may not invest in securities of companies that have been in business less than three years.

                 The Short/Intermediate Bond Fund may not invest more than 5% in securities of issuers that have been in business less than three years. (For purposes of the above-described investment limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.)

         Discussion. When the current restriction was adopted, the Company was subject to the laws of certain states which required these specific policies on investment in securities of unseasoned issuers. Since the enactment of the National Securities Markets Improvement Act, the states no longer have jurisdiction over the policy of the Company with regard to investment in the securities of unseasoned issuers.

         The 1940 Act does not prohibit the Company from investment in unseasoned issuers; accordingly, the Board of Directors believes that the removal of this prohibition would provide for increased investment flexibility. Unseasoned issuers, however, have less of a track record, and less financial and other information is available concerning these types of issuers.

RULE 12B-1 SERVICE PLANS

         By voting in favor of Proposal 1, shareholders of each of the Equity Fund and Short/Intermediate Bond Fund will be voting to authorize the respective Fund to vote its initial share of its corresponding New Fund for approval of a Rule 12b-1 Service Plan on behalf of the A Shares of each New Fund (the "A Shares New Service Plan") and shareholders of each Money Market Fund will be voting to authorize the respective Fund to vote its initial share of its corresponding New Fund for approval of a Rule 12b-1 Service Plan on behalf of the N Shares of each New Money Market Fund (the "N Shares New Service Plan" and, together with the A Shares New Service Plan, the "New Service Plans"). At its meeting on October 18, 1999, the Board of Trustees of the Trust voted to approve each of the New Service Plans. The New Service Plans are substantially identical to the Rule 12b-1 Service Plans for the A Shares of the Equity and Short/Intermediate Bond Funds and the N Shares of the Money Market Funds, respectively, which were last approved by the Board of Directors of the Company on February 18, 1999.

         The New Service Plans authorize the Trust to enter into Shareholder Servicing Agreements on behalf of the A Shares of the New Equity and New Short/Intermediate Bond Funds and the N Shares of the New Money Market Funds with financial institutions such as banks, securities dealers or other industry professionals, such as investment advisers, accountants and estate planning firms

(a "Service Organization"). Pursuant to the Shareholder Servicing Agreements, a Service Organization provides support services to its customers who beneficially own either A Shares of the New Equity Fund or the New Short/Intermediate Bond Fund or N Shares of a New Money Market Fund in consideration for the payment of 0.35% of the average daily net asset value of A Shares held by the Service Organization on behalf of its customers and 0.10% of the average daily net asset value of N Shares held by the Service Organization on behalf of its customers. Under the New Service Plans, the fees to be paid to Service Organizations will not increase. The support services to be provided by a Service Organization will include one or more of the following: (i) establishing and maintaining shareholder accounts and records; (ii) processing purchase and redemption transactions; (iii) providing periodic statements showing a shareholder's account balance and integrating such statements with those of other transactions and balances in the shareholder's other accounts serviced by the Service Organization; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to A Shares or N Shares; (vi) performing subaccounting with respect to A Shares or N Shares beneficially owned by the shareholder; (vii) investing shareholder cash account balances automatically in A Shares or N Shares; (viii) assisting shareholders in changing dividend options, account designations and addresses; and (ix) distribution and such other services to the extent the Service Organization is permitted by applicable statute, rule or regulation.

         The descriptions of the New Service Plans are qualified in their entirety by reference to the Service Plans, which are attached as Exhibits D-1 and D-2 to this Proxy Statement. If the Reorganization is approved by shareholders, the New Service Plans will become effective on May 1, 2000 and will remain in effect for one year thereafter, subject to continuation by the Board of Trustees.

ELECTION OF TRUSTEES

        By voting in favor of Proposal 1, shareholders of each Fund will be voting to authorize the Fund to vote its initial share of its corresponding New Fund for the election of the persons named below as trustees of the Trust:

NAME AND AGE AT       TRUSTEE    PRINCIPAL OCCUPATION DURING
SEPTEMBER 1, 1999       SINCE    PAST FIVE YEARS AND DIRECTORSHIPS
--------------------------------------------------------------------------------

Edgar R. Fiedler         1995    Senior Fellow and Economic Counselor, The
70                               Conference Board; and Director or Trustee,
                                 The Stanley Works (tool manufacturer), AARP-
                                 Income Trust, Scudder Institutional Funds,
                                 Scudder Pathway Series, Farmer's Investment
                                 Trust, Brazil Fund and PEG Capital Management
                                 (investment companies).

NAME AND AGE AT       TRUSTEE    PRINCIPAL OCCUPATION DURING
SEPTEMBER 1, 1999       SINCE    PAST FIVE YEARS AND DIRECTORSHIPS
--------------------------------------------------------------------------------

C. Gary Gerst            1995    Chairman Emeritus, Jones Lang LaSalle,
60                               formerly LaSalle Partners Ltd. (real estate
                                 investment manager and consulting firm); and Director, Nonlinear Dynamics, Inc.
                                 (applications software producer)and Florida
                                 Office Property Company, Inc. (real estate investment fund).

Valerie B. Jarrett       ----    Executive Vice President, The Habitat Company
43                               (residential property developer) since 1995;
                                 and Chairman and Chief Executive Officer,
                                 Chicago Transit Authority since 1995;
                                 Commissioner, City of Chicago, Department of
                                 Planning and Development prior thereto; and Director, USG Corporation (building materials manufacturer).

John W. McCarter, Jr.    1995    President and Chief Executive Officer, The
61                               Field Museum of Natural History since 1996;
                                 Senior Vice President and Director, Booz-Allen
                                 & Hamilton, Inc. (consulting firm) prior thereto; and Director of W. W. Grainger, Inc.
                                 (industrial distributor), A. M. Castle, Inc.
                                 (metal distributor), Pittway Corporation (alarm manufacturer and distributor), and LaSalle
                                 Partners U.S. Real Estate Fund (investment company).

Ernest M. Roth           1995    Consultant; Retired Senior Vice President and
72                               Chief Financial Officer, Commonwealth Edison
                                 Company (electric utility); Director, LaRabida
                                 Children's Hospital; and Chairman, LaRabida
                                 Children's Foundation.

Paula Wolff              1998    President, Governors State University;
54                               Trustee, University of Chicago; Chair,
                                 University of Chicago Hospitals; and Director,
                                 Ariel Capital Management, Inc. (investment manager).

        The following table shows certain information regarding the beneficial ownership of shares of each Fund of Harris Insight Funds Trust and each Fund of HT Insight Funds, Inc. as of October 18, 1999 by the nominees, the directors, and all directors and officers of each Fund as a group. The information in the table is based on information obtained from the nominees, directors and officers, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the shares over which such person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned.

NAME                    FUND                                   NUMBER OF SHARES

Edgar R. Fiedler        Short/Intermediate Bond Fund                        871

C. Gary Gerst           Equity Fund                                         640
                        Emerging Markets Fund (1)                         1,319

Valerie B. Jarrett                                                         None

John W. McCarter, Jr.   Equity Fund                                       1,478
                        Equity Income Fund (1)                            1,368
                        International Fund (1)                            1,532
                        Convertible Securities Fund (1)                     857

Ernest M. Roth          Tax-Exempt Money Market Fund                    120,000
                        Government Money Market Fund                     69,098

Paula Wolff             International Fund (1)                              697
                        Emerging Markets Fund (1)                         1,399

All directors and       Equity Fund                                       2,118
officers as a group (2) Short/Intermediate Bond Fund                        871
                        Tax-Exempt Money Market Fund                    120,000
                        Government Money Market Fund                     69,098
                        Equity Income Fund (1)                            1,368
                        International Fund (1)                            2,229
                        Convertible Securities Fund (1)                     857
                        Emerging Markets Fund (1)                         2,718

(1)  A series of the Harris Insight Funds Trust
(2) The directors and officers as a group did not own beneficially more than 1% of the shares of any Fund


         Mr. Gerst is Chairman of the Board of Trustees. The Board of Trustees has an Audit Committee, Nominating Committee and Pricing Committee. Each member of the Board of Trustees is also a member of each committee. The Audit Committee is responsible for recommending independent public accountants to audit financial statements of the Funds and reviewing the scope and results of the audit. The Nominating Committee is responsible for recommending nominees for election as Trustees. The Pricing Committee determines a fair value of portfolio securities in cases when a market quotation is not readily available or a Fund's investment adviser believes that a market quotation or valuation provided by an approved pricing methodology does not represent a fair value.

         Each trustee also serves as a director of the Company. For his or her services to the Trust and the Company, each trustee/director receives aggregate compensation of an annual retainer of $15,000 ($22,500 in the case of the Chairman of the Board), a fee for attendance at meetings of one or both boards of $3,500 (or $500 if attendance is by telephone) and a fee for attendance at a meeting of any committee of one or both boards of $1,000 (or $250 if attendance is by telephone). During the fiscal year ended December 31, 1998, the Board of Trustees met five times, the Audit Committee met twice, the Nominating Committee did not meet and the Pricing Committee met once. Each of the current trustees attended 75% or more of the meetings of the Board of Trustees and committees of the Board. The following table shows the aggregate compensation received by the trustees for 1998:

                                                       FROM THE FUND COMPLEX(1)
                                                      ------------------------
                                FROM THE TRUST         AVERAGE
NAME OF TRUSTEE                   (13 FUNDS)           PER FUND       TOTAL
---------------                  -----------         ------------------------
C. Gary Gerst, Chairman           $12,450               $2,306       $41,500
Edgar R. Fiedler                   10,200(2)             1,889(2)     34,000(2)
John W. McCarter, Jr.              10,200                1,889        34,000
Ernest M. Roth                     10,200                1,889        34,000
Paula Wolff(3)                      5,100                  944        17,000

(1) "Fund Complex" includes the Trust (which has 13 Funds) and the Company (which has five Funds). Trustees fees are borne by the respective Funds in proportion to their respective net assets.
(2) For the period June 1988 through December 31, 1998, the total amount of compensation (including interest) payable or accrued for Mr. Fiedler was $208,083 pursuant to the Deferred Compensation Plan of the Fund Complex for its independent directors/trustees.
(3)  Became a trustee on July 16, 1998.


SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT PUBLIC ACCOUNTANTS

         By voting in favor of Proposal 1, shareholders of each Fund will be voting to authorize the Fund to vote its initial share of its corresponding New Fund for ratification of the selection of PricewaterhouseCoopers LLP ("PWC") as the Fund's independent public accountants. The Board of Trustees of the Trust has selected PWC to serve as independent public accountants to audit the financial statements of each Fund for the fiscal year ending December 31, 1999. PWC has advised the Trust that neither it, nor any of its members, has any other relationship with the Trust, and that none of them has any direct or indirect material financial interest in the Trust. PWC has served as the auditor for the Trust since its inception.

EVALUATION BY THE BOARD OF DIRECTORS

         On October 18, 1999, the Board of Directors, including a majority of the Independent Directors, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the Reorganization and the Plan. Prior to such approval, the Independent Directors met separately with their counsel for the purpose of assisting them in reaching a determination with respect to the Reorganization and the Plan.

         In considering approval of the Reorganization and the Plan, the Board of Directors carefully evaluated information they deemed necessary to enable them to determine whether the Reorganization and the Plan will be in the best interests of each Fund and its shareholders. In making this recommendation, the Board of Directors considered the fact that the Reorganization does not contemplate any changes in the manner in which the Funds' investments are managed and that the primary investment personnel responsible for providing the day-to-day investment management on behalf of the Funds will not change as a result of the Reorganization.

         Additionally, because each shareholder of a Fund will receive shares of the corresponding New Fund having an equal aggregate net asset value to his or her Fund shares and will not directly or indirectly bear any costs of the Reorganization, the Board of Directors determined that the shareholders will not suffer any dilution as a result of the Reorganization.

         The Board of Directors, including a majority of the Independent Directors, by vote cast in person on October 18, 1999, also unanimously approved the Amended Trust Advisory Agreement, the Amended Trust Management Contract and the New Service Plans. In considering the Amended Trust Advisory Agreement and Amended Trust Management Contract, the Board of Directors re-evaluated the experience of the key personnel of the Adviser and HIM in investing, the quality of services the Adviser and HIM are expected to provide to the Funds and the compensation proposed to be paid. The Directors have given careful consideration to all factors deemed to be relevant to the Company, including, but not limited to: (i) the fees and expense ratios of comparable mutual funds; (ii) the performance of the Funds as compared to similar mutual funds; (iii) the nature and quality of the services expected to be rendered to the Funds by the Adviser and HIM; (iv) the distinct investment objective and policies of each Fund; (v) the fact that the compensation payable under the Amended Trust Advisory Agreement and Amended Trust Management Contract will be at the same rate as the compensation now payable under the current Advisory Agreements and Portfolio Management Contracts; (vi) the fact that the terms of the Amended Trust Advisory Agreement and Amended Trust Management Contract are substantially identical in all material respects as the terms of the current Advisory Agreements and Portfolio Management Contracts except for the ability of the Adviser to contract with HIM with respect to the daily management of the Tax-Exempt Money Market Fund; and (vii) the history, reputation, qualification and background of the Adviser and HIM and their respective financial conditions, as well as the qualifications of their personnel. In considering the adoption of the New Service Plans, the Board of Directors considered, among other things: (i) the potential costs and benefits of the New Service Plans to shareholders, including the fact that the adoption of the New Service Plans provides that the expenses associated with the New Service Plans will be paid by the holders of A Shares of the New Equity and New Short/Intermediate Bond Funds and the holders of N Shares of the New Money Market Funds; (ii) whether the New Service Plans could be expected to assist in the marketing of A Shares of the New Equity and New Short/Intermediate Bond Funds and N Shares of the New Money Market Funds and reduce the level of A Shares and N Shares redemptions; (iii) the advantages to the A Shares of the New Equity and New Short/Intermediate Bond Funds and N Shares of the New Money Market Funds that might result from growth in the assets of the New Equity, New Short/Intermediate Bond and New Money Market Funds, including economies of scale and reduced expense ratios; and (iv) the competitive situation in the industry involving the adoption of Rule 12b-1 plans by an increasing number of funds, making the New Service Plans reasonable measures to encourage additional sales and discourage redemptions. The Board of Directors determined that the ability to compensate Service Organizations for distribution and service related activities is likely to result in higher levels of sales and lower levels of redemptions of A Shares of the New Equity and New Short/Intermediate Bond Funds and N Shares of the New Money Market Funds.

REQUIRED VOTE

         Approval of Proposal 1 by a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of that Fund as that term is defined under the 1940 Act. The term "majority of the outstanding voting securities" is defined to mean the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote are present or represented by proxy, or (b) more than 50% of the shares of the Fund entitled to vote. In the event that shareholders of one or more of the Funds do not approve the Reorganization, the Board of Directors will determine what further action, if any, to take, including the possibility of resubmitting the proposal at a later time to the shareholders of such Fund or Funds.



               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                             VOTE "FOR" PROPOSAL 1.



PROPOSAL 2: OTHER MATTERS THAT MAY COME BEFORE THE MEETING

         The Board of Directors does not know of any other business to be brought before the Meeting. If any other matters properly come before the Meeting, the persons named on the proxy card will vote in accordance with their judgment.

                             ADDITIONAL INFORMATION

Other Shareholder Information. The following persons were known by the Company to own beneficially (with sole or shared voting or investment power) more than 5% of any class of shares of any Fund as of October 1, 1999:

                    CLASS                                  AMOUNT        PERCENT
                      OF       NAME AND ADDRESS OF       BENEFICIAL      OF FUND
FUND                SHARES     BENEFICIAL OWNER           OWNERSHIP      CLASS *
--------------------------------------------------------------------------------
Equity Fund         N          Harris Trust and              115,465      8.47%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                               Glynn M Rossa                  88,218      6.47%
                               3500 Corben Court
                               Madison, WI 53704

                    Inst       Harris Trust and           40,109,682     94.71%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                    A          Carol J Turner IRA              1,066     14.02%
                               125 E San Miguel
                               Phoenix, AZ 85012

                               James Mueller IRA                 934     12.28%
                               6 W Blackberry Ct
                               Streamwood, IL 60107

                               Lori A Schrall IRA                896     11.78%
                               234 Iroquois Ave
                               Pittsburgh, PA 15237

                               Robert R Schuelke IRA             544      7.16%
                               512 Tadmore
                               Schaumburg, IL 60194

                               James and Paula S Marcoux         455      5.98%
                               Revocable Tr
                               84 Salt River Court
                               Naperville, IL 60540

                    CLASS                                  AMOUNT        PERCENT
                      OF       NAME AND ADDRESS OF       BENEFICIAL      OF FUND
FUND                SHARES     BENEFICIAL OWNER           OWNERSHIP      CLASS *
--------------------------------------------------------------------------------

                               Marietta Imaging Inc              433      5.69%
                               Pension Plan
                               Marietta, OH 45750

                               Dolores R Hathaway                408      5.37%
                               108 N Reuter Ave
                               Arlington Heights, IL 60004

Short/              N          Alpine Associates LP          357,173     46.43%
Intermediate                   100 Union Avenue
Bond Fund                      Cresskill, NJ 07626

                               Harris Trust and               43,558      5.66%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                    Inst       Harris Trust and           30,876,252     98.99%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                    A          Alfred G Tackla IRA            14,081     99.99%
                               8653 Bradford Lane
                               Brecksville, OH 44141

Tax-Exempt          N          Harris Trust and           42,582,401     19.51%
Money Market                   Savings Bank
Fund                           Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                               Merle L Lahti              11,688,913      5.36%
                               1950 Pratt Blvd
                               Elk Grove Village, IL 60007

                               Marcia S Cohn              11,496,029      5.27%
                               175 E Delaware Place
                               Chicago, IL 60611

                    CLASS                                  AMOUNT        PERCENT
                      OF       NAME AND ADDRESS OF       BENEFICIAL      OF FUND
FUND                SHARES     BENEFICIAL OWNER           OWNERSHIP      CLASS *
--------------------------------------------------------------------------------

                    Inst       Harris Trust and          495,823,097     99.94%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

Money Market        N          Harris Trust and          108,236,870     11.17%
Fund                           Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                               Allstate Life Insurance    75,000,000      7.74%
                               Company
                               Short Term Pooled
                               Investment Account
                               Allstate Plaza South
                               Northbrook, IL 60062

                               Blackburn Marketing        49,582,410      5.12%
                               Services (US) Inc
                               10304 Eaton Place
                               Suite 500
                               Fairfax, VA 22030

                    Inst       Harris Trust and        1,090,175,212     68.17%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                               Starwood Hotels &         115,000,000      7.19%
                               Resorts WW
                               2231 E Camelback Rd
                               Suite 400
                               Phoenix, AZ 85016

Government          N          Harris Trust and           77,465,319     27.29%
Money Market                   Savings Bank
Fund                           Trust Customers
                               PO Box 755
                               Chicago, IL 60690

                    CLASS                                  AMOUNT        PERCENT
                      OF       NAME AND ADDRESS OF       BENEFICIAL      OF FUND
FUND                SHARES     BENEFICIAL OWNER           OWNERSHIP      CLASS *
--------------------------------------------------------------------------------

                    Inst       Harris Trust and          252,691,160     96.08%
                               Savings Bank
                               Trust Customers
                               PO Box 755
                               Chicago, IL 60690

         *To the extent that a shareholder is the beneficial owner of more than 25% of the outstanding shares of a Fund, that shareholder may be deemed to be a "control person" of that Fund for purposes of the 1940 Act.

         Officers. Officers of the Company are elected by the Board and hold office until they resign, are removed or are otherwise disqualifed to serve. The following table sets forth certain information about the Company's officers:

NAME AND AGE          POSITION HELD         PRINCIPAL OCCUPATION(S)
AT OCTOBER 1, 1999    WITH THE COMPANY      DURING THE PAST 5 YEARS
-------------------------------------------------------------------
Philip H. Rinnander   President             President and Chief Executive Officer
55                                          (June, 1999-Present) and Managing
                                            Director and Chief Financial Officer
                                            (1995-1999), Provident Distributors,
                                            Inc. (mutual fund distributor);
                                            President of NAVAID Financial
                                            Services (1995-1999) (broker-dealer);
                                            and Executive Vice-President of Core
                                            States Financial Corp. (banking) prior
                                            thereto.

Jason A. Greim        Vice President        Vice President (June 1999-Present)
24                                          and Director of Mutual Fund
                                            Operations (1998-1999), Provident
                                            Distributors, Inc.; and Student,
                                            Drexel University prior thereto.

Gary M. Gardner       Secretary             Senior Vice President, PFPC Inc.;
48                                          (mutual fund administrator); and Officer
                                            of certain investment companies.

Thomas J. Ryan        Treasurer and Chief   Vice President and Director of
58                    Financial Officer     Accounting, PFPC Inc.; and Officer
                                            of certain investment companies.

                                       26

NAME AND AGE          POSITION HELD         PRINCIPAL OCCUPATION(S)
AT OCTOBER 1, 1999    WITH THE COMPANY      DURING THE PAST 5 YEARS
-------------------------------------------------------------------
David C. Lebisky      Assistant Secretary   Administrative Officer, PFPC Inc.;
27                                          Officer of certain investment
                                            companies; and Legal Assistant,
                                            Drinker Biddle & Reath, LLP (law
                                            firm) prior thereto.

Linn Solano           Assistant Treasurer   Assistant Vice President and Senior
47                                          Investment Accounting Manager,
                                            PFPC Inc.

         Proxy Solicitation. The Company has retained Alamo Direct to solicit proxies for the Meeting. Alamo Direct is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $14,000, and will be paid by the Company. The Company will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers and agents of the Company without cost to the Company. Such solicitation may be by telephone, facsimile or otherwise. The Company will reimburse Alamo Direct, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owner of shares held of record by such persons.

         Reports to Shareholders and Financial Statements. The Company's annual report for the fiscal year ended December 31, 1998 is available at no charge by writing to the Company at HT Insight Funds, Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, or by calling the Company toll-free at 1-800-982-8782.

         Shareholder Proposals. The Company is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Company's Bylaws. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable federal and state laws.

                                         By Order of the Board of Directors


                                         Gary M. Gardner
                                         Secretary

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION

        HT INSIGHT FUNDS, INC. (the "Company"), a Maryland corporation that issues its shares in five series (Harris Insight Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Tax-Exempt Money Market Fund, Harris Insight Money Market Fund and Harris Insight Government Money Market Fund (each a "Fund" and collectively, the "Funds")), and HARRIS INSIGHT FUNDS TRUST (the "Trust"), a Massachusetts business trust consisting of thirteen active investment portfolios and five newly created investment portfolios, each of which bears the same name as the corresponding Fund (the "New Funds"), agree upon the following plan of reorganization (the "Plan"):

     1. Each Fund shall transfer to the corresponding New Fund all of its assets (including one share of the New Fund owned by the Fund, which share shall thereupon be canceled), in exchange for which each New Fund shall simultaneously assume all of the liabilities of the corresponding Fund and shall issue to that Fund a number of New Fund shares equal in number and net asset value to the number and net asset value of shares (including fractional shares) of the Fund then outstanding. Each Fund will then distribute to each of its registered shareholders shares of the New Fund in a number and net asset value equal to the number and net asset value of shares (including any fractional shares) of the Fund then owned by the shareholder, in exchange for and cancellation of that shareholder's shares of the Fund.

     2. The distribution to the shareholders of each Fund shall be accomplished by establishing an account on the share records of the corresponding New Fund in the name of each registered shareholder of the Fund, and crediting that account with a number of shares of the New Fund equal to the number of shares (including any fractional shares) of the Fund owned of record by the shareholder at the time of the distribution.

     3. Promptly thereafter, each Fund shall be completely liquidated and the Company shall be terminated.

     4. The closing of the transaction in section 1 above shall occur at the close of business on [April 30, 2000], at the offices of [Harris Trust and Savings Bank] (the "Closing"), or at such other date, time or place as may be agreed upon by the parties.

     5. The obligations of the Company and the Trust to effect the transactions contemplated hereunder shall be subject to the satisfaction of each of the following conditions:

         (a) All necessary filings shall have been made with the Securities and Exchange Commission and any applicable state securities commissions and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated by the Plan.

         (b) The Company and the Trust shall have received from the Securities and Exchange Commission any required exemptive relief under
              Section 17 (a) of the Investment Company Act of 1940, as amended.

         (c) The Company and the Trust each shall have received an opinion from legal counsel substantially to the effect that for federal income tax purposes: (i) no gain or loss will be recognized by the Funds upon the transfer of their assets and liabilities to the New
              Funds or upon the distribution to their shareholders of shares of the New Funds received as a result of such transfer; (ii) the tax basis of the assets of the Funds in the hands of the New Funds will be the same as the tax basis of such assets in the hands of the Funds immediately prior to the transfer; (iii) the holding period of the assets of the Funds transferred to the New Funds will include the period during which such assets were held by the Funds; (iv) no gain or loss will be recognized by the New Funds upon the receipt of the assets of the Funds in exchange for shares of the New Funds and the assumption by the New Funds of the liabilities and obligations of the Funds; (v) no gain or loss will be recognized by the shareholders of the Funds upon receipt of the shares of the New Funds; (vi) the basis of the shares of the New Funds received by the shareholders of the Funds will be the same as the basis of the shares of the Funds exchanged therefor; and (vii) the holding period of shares of the New Funds received by the shareholders of the Funds will include the holding period of the shares of the Funds exchanged therefor, provided that at the time of the exchange the shares of the Funds were held as capital assets; and as to such other matters as it may reasonably request. The Company and the Trust will cooperate in providing legal counsel with reasonable and customary representations regarding the Funds, the actions of the New Funds contemplated by this Plan, and such other matters as reasonably requested.

         (d) The Plan and the reorganization contemplated hereby shall have been adopted and approved by the affirmative vote of the holders of the requisite number of the outstanding shares of the Company entitled to vote thereon as required by law at the time such vote is taken.

         (e) The New Funds will have been formed for the sole purpose of effecting the actions contemplated by the Plan and will conduct no business other than that which is necessary to effect the Plan.

         (f) The trustees of the Trust shall have authorized, and the New Funds shall have issued, one share of each New Fund to the corresponding Fund in consideration of the payment equal to the net asset value of one share of each Fund on the day of the Closing for the purpose of enabling the

              Funds to approve as sole shareholders of the New Funds the amended investment advisory contract between the Trust and Harris Trust and Savings Bank (the "Adviser") and the amended portfolio management contract between the Adviser and Harris Investment Management, Inc., which provide for the investment advisory services and day-to-day portfolio management of the New Funds.

At any time prior to the Closing, any of the foregoing conditions may be waived by the Company and the Trust if such a waiver will not have a material adverse effect on the interests of the shareholders of the Funds or the New Funds, as the case may be.

     1. The Plan may be amended or terminated by agreement of the Company and the Trust at any time before the completion of the transaction described in Section 1 above, whether or not the Plan has been approved by the shareholders of the Funds, provided that no amendment shall have a material adverse effect upon the interests of shareholders of the Funds. In any case, the Plan may be terminated by either the Company or the Trust, if the transaction described in Section 1 has not occurred by the close of business on [May 31, 2000].

     2. A copy of the Trust's Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Trust as the trustees of the Trust and not individually and that the obligations under this instrument are not binding upon any of the trustees, officers or shareholders of the Trust individually, but binding only upon the assets and property of the New Funds.

     3.  At any time after the completion of the transaction described in
         Section 1, the Company acting through its officers, or if then dissolved through its last officers, shall execute and deliver to the Trust, such additional instruments of transfer or other written assurances as the Trust may reasonably request in order to vest in the Trust, acting for the New Funds, title to the assets transferred by the Funds under the Plan.

     4. The Plan shall be construed in accordance with applicable federal law and the laws of the State of Illinois, except as to the provisions of section 7 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

Dated: [November 29, 1999]                  HT INSIGHT FUNDS, INC.

                                            By:__________________________
                                            HARRIS INSIGHT FUNDS TRUST

                                            By:__________________________

                                   APPENDIX B


                          INVESTMENT ADVISORY CONTRACT


         Harris Insight Funds Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company, and Harris Trust and Savings Bank, an Illinois bank (the "Adviser"), agree as follows:

         1. APPOINTMENT OF ADVISER. The Trust appoints the Adviser to furnish investment advisory and other services to the Trust for each of its series listed on Exhibit A hereto (the "Funds"), and the Adviser accepts that appointment, for the period and on the terms set forth below. In the event that the Trust establishes one or more portfolios other than the Funds named above with respect to which it desires to retain the Adviser to act as investment adviser hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services under this Agreement, it shall so notify the Trust in writing, whereupon Exhibit A shall be amended to include such portfolio as a Fund hereunder, and such portfolio shall be subject to the provisions of this Agreement to the same extent as the Funds named above except to the extent that said provisions (including those relating to the compensation payable by the Fund to the Adviser) are modified with respect to such Fund in writing by the Trust and the Adviser at the time.

         2. SERVICES OF ADVISER.

         (a) INVESTMENT MANAGEMENT. Subject to the overall supervision and control of the Board of Trustees of the Trust (the "Board of Trustees"), the Adviser shall have supervisory responsibility for the general management and investment of the Funds' assets, giving due consideration to the investment policies and restrictions, portfolio transaction policies and the other statements concerning the respective Funds in the Trust's Declaration of Trust, Bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, to the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies and to other applicable law (the "Investment Policies and Restrictions"). It is understood that the Adviser may enter into portfolio management contracts (each, a "Subadvisory Contract") on behalf of any or all Funds with one or more portfolio managers (each, a "Subadviser"). Any Subadviser, with the approval of the Adviser and of the Board of Trustees, may enter into sub-portfolio management contracts (each, a "Sub-subadvisory Contract") on behalf of any or all Funds with one or more other portfolio managers (each, a "Sub-subadviser"). Each Subadviser or Sub-subadviser or any successor to any of them shall have the responsibilities and duties set forth in Section 3 below and in its respective Subadvisory Contract or Sub-subadvisory Contract. As long as a Subadvisory Contract is in effect with respect to all or a portion of the assets of any Fund, the services provided by the Adviser with respect to those assets will be limited to the supervision and oversight of the performance of any Subadviser or Sub-subadviser under the Subadvisory Contract and any related Sub-subadvisory Contract.

         (b) MONITORING SUBADVISER. The Adviser shall monitor and evaluate the investment performance of the Subadviser and of any Sub-subadviser, and shall monitor the investment activities of the Subadviser and of any Sub-subadviser to ensure compliance with the Investment Policies and Restrictions.

         (c) REPORTS AND INFORMATION. The Adviser shall furnish to the Board of Trustees periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Board of Trustees or the officers of the Trust may reasonably request.

         (d) CUSTOMERS OF FINANCIAL INSTITUTIONS. It is understood that the Adviser may, but shall not be obligated to, provide, either directly or through agents, administrative and other services with respect to shareholders who are customers of the Adviser or its affiliates, including establishing shareholder accounts, assisting the Trust's transfer agent with respect to recording purchase and redemption transactions, advising shareholders about the status of their accounts, current yield and dividends declared and such related services as the shareholders or the Funds may request. It is further understood that the Adviser may, but shall not be obligated to, make payments from its own resources to other financial institutions that provide similar services to shareholders of the Funds that are customers of such institutions. Notwithstanding the foregoing, the Adviser shall not provide any distribution services to the Trust that the Adviser is legally precluded from providing under the Glass-Steagall Act or other applicable law.

         (e) UNDERTAKINGS OF ADVISER. The Adviser further agrees that it will:

         (i) Comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions and procedures adopted by the Board of Trustees from time to time;

         (ii) Select broker-dealers in accordance with guidelines established by the Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Adviser with research advice and other services);

         (iii) Maintain books and records with respect to the securities transactions of the Funds; and

         (iv) Treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust or to prior, present or potential shareholders, and will not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (A) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, (B) when so requested by the Trust, (C) as required by tax authorities or (D) pursuant to a judicial request, requirement or order, provided that the Adviser takes reasonable steps to provide the Trust with prior notice in order to allow the Trust to contest such request, requirement or order.

         (f) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         (g) INDEPENDENT CONTRACTOR. The Adviser shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way.

         3. SERVICES OF SUBADVISERS AND SUB-SUBADVISERS. Subject to the overall supervision and control of the Board of Trustees and the Adviser, any Subadviser or Sub-subadviser shall manage the investment and reinvestment of the assets of any Fund for which it has responsibility in accordance with the terms of a Subadvisory Contract or Sub-subadvisory Contract, giving due consideration to the Investment Policies and Restrictions applicable to the Fund. The Adviser shall not be responsible or liable for the investment merits of any decision by a Subadviser or Sub-subadviser to purchase, hold or sell a security for the portfolio of a Fund.

         4. EXPENSES BORNE BY TRUST. Except as otherwise provided in this Agreement or any other contract to which the Trust is a party, the Trust shall pay all expenses incidental to its organization, operations and business including, without limitation: all charges of depositories, custodians, sub-custodians and other agencies for the safekeeping and servicing of its cash, securities and other property, and of its transfer, shareholder recordkeeping, dividend disbursing and redemption agents, if any; all charges for equipment or services used for obtaining price quotations; all charges for accounting services provided to the Trust by the custodian, the Adviser or any other provider of accounting services; all expenses of portfolio pricing, net asset value computation and reporting portfolio information to the Adviser or Subadviser; all charges for services of administration; all charges of independent auditors and legal counsel; all compensation of the Trustees other than those affiliated with any entity providing advisory or administrative services to the Trust, and all expenses incurred in connection with their services to the Trust; all expenses of preparing, printing and distributing notices, proxy solicitation material and reports to shareholders of the Funds; all expenses of meetings of shareholders; all expenses of preparation and printing of annual or more frequent revisions of the Funds' prospectus(es) and of supplying each then existing shareholder or beneficial owner of shares of the Funds with a copy of such revised prospectus(es); all expenses related to preparing and transmitting certificates representing shares of the Funds, if any; all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees; all costs of borrowing money; all taxes and corporate fees payable to Federal, state or other governmental agencies, domestic or foreign; all stamp or other transfer taxes; all expenses of registering and maintaining the registration of the Trust under the 1940 Act and of shares of the Funds under the 1933 Act, of qualifying and maintaining qualification of the Trust and of shares of the Funds for sale under securities laws of various states or other jurisdictions and of registration and qualification of the Trust under all other laws applicable to the Trust or its business activities; all payments pursuant to a plan adopted on behalf of the Funds pursuant to Rule 12b-1 under the 1940 Act; all fees, dues and other expenses incurred by the Trust in connection with membership of the Trust in any trade association or other investment company organization; and extraordinary expenses. In addition the Funds shall pay all broker's commissions and other charges relating to the purchase and sale of portfolio securities or other assets of the Funds.

         5. ALLOCATION OF EXPENSES BORNE BY TRUST. Any expenses borne by the Trust that are attributable solely to the organization, operation or business of the Funds shall be paid solely out of assets of the Funds. Any expense borne by the Trust that is not solely attributable to the Funds, nor solely to any other portfolio of the Trust, shall be apportioned in such manner as the Trust or an administrator for the Trust determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

         6. EXPENSES BORNE BY ADVISER. The Adviser at its own expense shall furnish personnel, office space and office facilities and equipment required to render its services pursuant to this Agreement and shall be responsible for payment of the fees of the Subadviser pursuant to the Subadvisory Contract (but the Adviser shall not be responsible for any expenses such Subadviser may incur in connection with their performance of services for the Trust).

         7. COMPENSATION OF ADVISER. For the services to be rendered and the expenses to be assumed and to be paid by the Adviser under this Agreement, the Trust shall pay to the Adviser a fee, computed and accrued daily and payable on the first business day of each month, at the annual rates set forth on Exhibit A hereto for each Fund considered separately on a portfolio-by-portfolio basis.

         8. NON-EXCLUSIVITY. The services of the Adviser to the Trust under this Agreement are not to be deemed exclusive and the Adviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

         9. STANDARD OF CARE. Neither the Adviser, nor any Subadviser, nor any of their respective directors, officers, agents or employees shall be liable or responsible to the Trust or its shareholders for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser or a Subadviser of its duties under this Agreement or a Subadvisory Contract, respectively, except for liability resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser, respectively, or from reckless disregard by the Adviser or the Subadviser of its obligations and duties under this Agreement or the Subadvisory Contract, respectively.

         10. AMENDMENT. This Agreement may not be amended with respect to a particular Fund without the affirmative votes (a) of a majority of the Directors of the Trustees, including a majority of those Trustees who are not "interested persons" of the Trust or the Adviser and (b) of a "majority of the outstanding shares" of such Fund. The terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         11. TERMINATION. This Agreement may be terminated as to any Fund, at any time, without payment of any penalty, by the Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund, upon at least 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon at least 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to a particular Fund for a period of two years from the date hereof and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Trust or of the Adviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees or by a vote of a majority of the outstanding shares of such Fund.

         12. NON-LIABILITY OF TRUSTEES AND SHAREHOLDERS. The names "Harris Insight Funds Trust" and "Trustees of Harris Insight Funds Trust" refer respectively to the Trust created and the Trustees as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 6, 1995 which is hereby referred to and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and at the principal office of the Trust. The obligations of "Harris Insight Funds Trust" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are not made individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Trust personally, but bind only the Trust Property, and all persons dealing with any class of shares of the Trust must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Trust.

         13. NOTICE. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

              To the Adviser:       Harris Trust and Savings Bank
                                    111 W. Monroe Street, 6W
                                    Chicago, IL 60603

                                    Telephone: 312.461.4088   Fax: 312.293.4291

              To the Trust:         Harris Insight Funds Trust
                                    Four Falls Corporate Center, 6th Floor
                                    West Conshohocken, PA 19428

                                    Telephone: 610.260.6533   Fax: 610.260.6535

         All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

         14. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

         15. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "under this Agreement" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [November 29, 1999]
                                         HARRIS INSIGHT FUNDS TRUST

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                         HARRIS TRUST AND SAVINGS BANK

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                                                       EXHIBIT A

                           HARRIS INSIGHT FUNDS TRUST

                         INVESTMENT ADVISER COMPENSATION



-----------------------------------------------------------------------------
                   FUND (SERIES)                               FEE(1)
-----------------------------------------------------------------------------
 Equity Fund                                                    0.70
-----------------------------------------------------------------------------
 Equity Income Fund                                             0.70
-----------------------------------------------------------------------------
 Growth Fund                                                    0.90
-----------------------------------------------------------------------------
 Index Fund                                                     0.25
-----------------------------------------------------------------------------
 Small-Cap Opportunity Fund                                     1.00
-----------------------------------------------------------------------------
 Small-Cap Value Fund                                           0.80
-----------------------------------------------------------------------------
 International Fund                                             1.05
-----------------------------------------------------------------------------
 Emerging Markets Fund                                          1.25
-----------------------------------------------------------------------------
 Balanced Fund                                                  0.60
-----------------------------------------------------------------------------
 Convertible Securities Fund                                    0.70
-----------------------------------------------------------------------------
 Bond Fund                                                      0.65
-----------------------------------------------------------------------------
 Short-Intermediate Bond Fund                                   0.70
-----------------------------------------------------------------------------
 Intermediate Government Bond Fund                              0.65
-----------------------------------------------------------------------------
 Tax-Exempt Bond Fund                                           0.60
-----------------------------------------------------------------------------
 Intermediate Tax-Exempt Bond Fund                              0.60
-----------------------------------------------------------------------------
 Money Market Fund                                     1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Government Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------


-----------------
(1) Calculated as a percentage of average daily net assets for each portfolio.

                                   APPENDIX C

                          PORTFOLIO MANAGEMENT CONTRACT

         Harris Trust and Savings Bank (the "Adviser"), an Illinois bank and Harris Investment Management, Inc., (the "Subadviser") a Delaware corporation registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), agree as follows:

         1. APPOINTMENT OF SUBADVISER. The Adviser appoints the Subadviser to furnish investment advisory and other services to the Harris Insight Funds Trust (the "Trust") for its series listed on Exhibit A hereto (the "Funds") and the Subadviser accepts that appointment for the period and on the terms set forth below.

         2. SERVICES OF SUBADVISER.

         (a) INVESTMENT MANAGEMENT. Subject to the overall control of the Board of Trustees of the Trust (the "Board of Trustees") and the Adviser, the Subadviser shall have supervisory responsibility for the general management and investment of the assets of the Funds giving due consideration to the investment policies and restrictions, portfolio transaction policies and the other statements concerning the respective Funds in the Trust's Declaration of Trust, by-laws and registration statements under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), to the provisions of the 1933 Act and the 1940 Act and rules and regulations thereunder, to the provisions of the Internal Revenue Code applicable to the Funds as regulated investment companies and to other applicable law (the "Investment Policies and Restrictions"). It is understood that the Subadviser, with the approval of the Adviser and the Board of Trustees, may enter into sub-portfolio management contracts (each, a Contract") on behalf of any or all Funds with one or more other portfolio managers (each, a "Sub-subadviser"). Each Sub-subadviser or any successor to a Sub-subadviser shall have the responsibilities and duties set forth in Section 3 below and in its respective Sub-subadvisory Contract. As long as a Sub-subadvisory Contract is in effect with respect to all or a portion of the assets of any Fund, the services provided by the Subadviser with respect to those assets will be limited to the supervision and oversight of the Sub-subadviser's performance under the Sub-subadvisory Contract.

         (b) MONITORING SUB-SUBADVISER. The Subadviser shall monitor and evaluate the investment performance of any Sub-subadviser, and shall monitor the investment activities of any Sub-subadviser to ensure compliance with the Investment Policies and Restrictions.

         (c) REPORTS AND INFORMATION. The Subadviser shall furnish to the Adviser periodic reports on the investment strategy and performance of the Funds and such additional reports and information as the Adviser or the Board of Trustees or the officers of the Trust may reasonably request.

         (d) UNDERTAKINGS OF SUBADVISER. The Subadviser further agrees that it will:

               (i) At all times be duly registered as an investment adviser under the Investment Advisers Act of 1940 and be duly registered and qualified under other securities legislation in each jurisdiction where such registration or qualification is required, whether as portfolio manager, investment counsel or such other category as may be required;

               (ii) Comply with the 1940 Act and with all applicable rules and regulations of the Securities and Exchange Commission, the provisions of the Internal Revenue Code relating to regulated investment companies, applicable banking laws and regulations, and policy decisions and procedures adopted by the Board of Trustees from time to time;

               (iii) Select broker-dealers in accordance with guidelines established by the Board of Trustees from time to time and in accordance with applicable law (consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Subadviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Subadviser with research advice and other services);

               (iv) Maintain books and records with respect to the securities transactions of the Funds;

               (v) Treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust or to prior, present or potential shareholders, and will not use such records or information for any purpose other than in the performance of its responsibilities and duties hereunder, except (A) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld, (B) when so requested by the Trust, (C) as required by tax authorities or (D) pursuant to a judicial request, requirement or order, provided that the Subadviser takes reasonable steps to provide the Trust with prior notice in order to allow the Trust to contest such request, requirement or order.

         (e) BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadviser agrees that all records that it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         (f) INDEPENDENT CONTRACTOR. The Subadviser shall for all purposes herein be deemed to be an independent contractor and not an agent of the Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way.

         3. SERVICES OF SUB-SUBADVISER. Subject to the overall supervision and control of the Board of Trustees, the Adviser and the Subadviser, any Sub-subadviser shall manage the investment and reinvestment of the assets of any Fund for which it has responsibility in accordance with the terms of its Sub-subadvisory Contract, giving due consideration to the Investment Policies and Restrictions applicable to the Fund. Neither the Adviser nor the Subadviser shall be responsible or liable for the investment merits of any decision by a Sub-subadviser to purchase, hold or sell a particular security for the portfolio of a Fund.

         4. UNDERTAKINGS OF ADVISER. The Adviser will:

         (a) Furnish to the Subadviser promptly a copy of each amendment to the registration statement of the Trust under the 1940 Act and the 1933 Act and of each prospectus and statement of additional information relating to the Fund and any supplement thereto;

         (b) Inform the principal custodian of the Funds (the "Custodian") (currently PFPC Trust Company) of the appointment of the Subadviser as investment subadviser and portfolio manager of the Funds;

         (c) Instruct the Custodian to cooperate with the Subadviser in the provision of custodial services to the Funds; and

         (d) Provide the Subadviser with all information that the Subadviser may reasonably require insofar as it relates to the custodial arrangements in connection with this Agreement.

         5. EXPENSES BORNE BY SUBADVISER. The Subadviser at its own expense shall furnish personnel, office space and office facilities and equipment required to render its services pursuant to this Agreement.

         6. COMPENSATION OF SUBADVISER. For the services to be rendered and the expenses to be assumed and to be paid by the Adviser under this Agreement, the Adviser shall pay to the Subadviser a fee, computed and accrued daily and payable on the first business day of each month, at the annual rates set forth on Exhibit A hereto for each Fund considered separately on a portfolio-by-portfolio basis.

         7. NON-EXCLUSIVITY. The services of the Subadviser to the Trust under this Agreement are not to be deemed exclusive and the Subadviser shall be free to render similar services to others so long as its services under this Agreement are not impaired by such other activities.

         8. STANDARD OF CARE. Neither the Subadviser, nor any of its directors, officers, agents or employees shall be liable or responsible to the Trust or its shareholders for any error of judgment, or any loss arising out of any investment, or for any other act or omission in the performance by the Subadviser of its duties under this Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part or from reckless disregard of its obligations and duties under this Agreement.

         9. INSPECTION. The Adviser (or any authorized agent of the Adviser as advised in writing to the Subadviser) shall have a right to audit, inspect and photocopy documents (and remove such photocopies) relating to investment subadvisory and portfolio management services performed under this Agreement, during normal business hours of the Subadviser.

         10. AUTHORIZED PERSONS.

         (a) The Subadviser is authorized to accept instructions and directions with respect to this Agreement signed by any one of ______________ of the Adviser. The Adviser will notify the Subadviser of any changes in its officers empowered to act under this Agreement.

         (b) The Adviser is authorized to accept instructions and directions with respect to this Agreement signed by any Senior Partner or Partner of the Subadviser. The Subadviser will notify the Adviser of any changes in its officers empowered to act under this Agreement.

         (c) The Subadviser will advise the Custodian of the names of persons from whom the Custodian is authorized to accept instructions regarding investment transactions.

         11. USE OF SUBADVISER'S NAME AND MARKS. The Subadviser grants to the Adviser and the Trust the right to use, in marketing, promotional and advertising materials of the Adviser or the Trust, any registered trademarks, logos or other marks that the Subadviser uses in advertising and publicizing itself and its services as a portfolio manager or investment counsel. Any such material shall be subject to the approval by the Subadviser as to form and content prior to its use by the Adviser or the Trust. The Subadviser consents to the disclosure, in documents relating to the Funds, of its name as the investment sub-adviser and portfolio manager of the assets of the Funds.

         12. AMENDMENT. This Agreement may not be amended with respect to a particular Fund without the affirmative votes (a) of a majority of the Directors of the Trustees, including a majority of those Trustees who are not "interested persons" of the Trust, the Adviser or the Subadviser and (b) of a "majority of the outstanding shares" of such Fund. The terms "interested person" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in Sections 2(a)(19) and 2(a)(42) of the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         13. TERMINATION. This Agreement may be terminated as to any Fund, at any time, without payment of any penalty, by the Board of Trustees, or by a vote of a majority of the outstanding shares of the Fund, upon at least 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon at least 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in Section 2(a)(4) of the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continue in effect with respect to a particular Fund for a period of two years from the date hereof and thereafter from year to year only so long as such continuance is specifically approved at least annually (a) by a majority of those Trustees who are not interested persons of the Trust, the Adviser or the Subadviser, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees or by a vote of a majority of the outstanding shares of such Fund.

         14. NOTICE. Any notice, demand, change of address or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery, by registered or certified mail or by transmittal by facsimile or other electronic medium addressed to the recipient as follows:

              To the Subadviser:    Harris Investment Management, Inc.
                                    190 S. LaSalle Street, 4th Floor
                                    Chicago, IL 60603
                                    Telephone: 312.461.7699   Fax: 312.461.6268

              To the Adviser:       Harris Trust and Savings Bank
                                    111 W. Monroe Street, 6W
                                    Chicago, IL 60603
                                    Telephone: 312.461.4088   Fax: 312.293.4291

              To the Trust:         Harris Insight Funds Trust
                                    Four Falls Corporate Center, 6th Floor
                                    West Conshohocken, PA 19428
                                    Telephone: 610.260.6533   Fax: 610.260.6535

         All notices shall be conclusively deemed to have been given on the day of actual delivery thereof and, if given by registered or certified mail, on the fifth business day following the deposit thereof in the mail and, if given by facsimile or other electronic medium, on the day of transmittal thereof.

         15. THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the Trust, which shall have all rights against the Subadviser as would pertain to it if this Agreement were directly between the Trust and the Subadviser.

         16. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Illinois and the laws of the United States of America applicable to contracts executed and to be performed therein.

         17. REFERENCES AND HEADINGS. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "under this Agreement" shall be deemed to refer to this Agreement or this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated: [November 29, 1999]
                                         HARRIS TRUST AND SAVINGS BANK

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                         HARRIS INVESTMENT
                                         MANAGEMENT, INC.

ATTEST:                                  By __________________________
                                         Name:
______________________, Secretary        Title:

                                                                       EXHIBIT A


                           HARRIS INSIGHT FUNDS TRUST

                         PORTFOLIO MANAGER COMPENSATION


-----------------------------------------------------------------------------
                   FUND (SERIES)                                FEE(1)
-----------------------------------------------------------------------------
 Equity Fund                                                    0.70
-----------------------------------------------------------------------------
 Equity Income Fund                                             0.70
-----------------------------------------------------------------------------
 Growth Fund  0.90
-----------------------------------------------------------------------------
 Index Fund                                                     0.25
-----------------------------------------------------------------------------
 Small-Cap Opportunity Fund                                     1.00
-----------------------------------------------------------------------------
 Small-Cap Value Fund                                           0.80
-----------------------------------------------------------------------------
 International Fund                                             1.05
-----------------------------------------------------------------------------
 Emerging Markets Fund                                          1.25
-----------------------------------------------------------------------------
 Balanced Fund                                                  0.60
-----------------------------------------------------------------------------
 Convertible Securities Fund                                    0.70
-----------------------------------------------------------------------------
 Bond Fund                                                      0.65
-----------------------------------------------------------------------------
 Short-Intermediate Bond Fund                                   0.70
-----------------------------------------------------------------------------
 Intermediate Government Bond Fund                              0.65
-----------------------------------------------------------------------------
 Tax-Exempt Bond Fund                                           0.60
-----------------------------------------------------------------------------
 Intermediate Tax-Exempt Bond Fund                              0.60
-----------------------------------------------------------------------------
 Money Market Fund                                     1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Tax-Exempt Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------
 Government Money Market Fund                          1st $100 million: 0.14
                                                        > $100 million: 0.10
-----------------------------------------------------------------------------



--------------------
1 Calculated as a percentage of average daily net assets for each portfolio.

                                  APPENDIX D-1

                           HARRIS INSIGHT FUNDS TRUST

                             SERVICE PLAN - A SHARES
                        [adopted pursuant to Rule 12b-1]

         This Service Plan (the "Service Plan") is adopted by Harris Insight Funds Trust, a Massachusetts business trust, (the "Company"), on behalf of the A Shares class of the Harris Insight Equity Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight International Fund, Harris Insight Emerging Markets Fund, Harris Insight Balanced Fund, Harris Insight Convertible Securities Fund, Harris Insight Bond Fund, Harris Insight Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, and Harris Insight Small-Cap Value Fund (each, a "Fund" and collectively, the "Funds"), each of which is a portfolio of the Company, pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), subject to the following terms and conditions:

         SECTION 1. COMPENSATION.

         Any officer of the Company is authorized to execute and deliver, in the name and on behalf of the Company and of each Fund's A Shares class, written agreements in substantially the form attached hereto or in any other form duly approved by the Board Members of the Company ("Servicing Agreements") with financial institutions such as banks, securities dealers or other industry professionals, such as investment advisers, accountants, and estate planning firms ("Service Organizations"). Such Servicing Agreements shall require the Service Organizations to provide services on behalf of the applicable Fund as set forth therein to their customers who beneficially own A Shares in consideration of fees, computed daily and paid monthly in the manner set forth in the Servicing Agreements, at an annual rate of up to 0.35% of the average daily net asset value of A Shares held by a Service Organization on behalf of its customers. All expenses incurred by the Company in connection with a Servicing Agreement and the implementation of this Service Plan with respect to a particular class of shares of a Fund shall be borne entirely by the holders of that class of shares of that Fund.

         SECTION 2. PAYMENTS BY THE FUNDS' DISTRIBUTOR, INVESTMENT ADVISER
                    AND/OR PORTFOLIO MANAGEMENT AGENT.

         Pursuant to the Service Plan, the Funds' distributor, investment adviser and/or portfolio management agent may provide payments (i) to Service Organizations for providing the various services described in Servicing Agreements and (ii) for sales, marketing and distribution services and expenses, including the distribution of sales literature and advertising provided by the distributor of Fund shares. Payments made by the Funds' distributor, investment adviser and/or portfolio management agent, respectively, shall be made from their own resources without reimbursement by the Funds.

         SECTION 3. APPROVAL BY SHAREHOLDERS.

         The Service Plan will not take effect with respect to a Fund, and no fee will be payable in accordance with Section 1 of the Service Plan, until the Service Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund except as provided in the Rule.

         SECTION 4. APPROVAL BY DIRECTORS.

         Neither the Service Plan nor any related agreements will take effect with respect to a Fund until approved by a majority vote of both (a) the full Board Members of the Company and (b) those Board Members who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreements related to it (the "Independent Board Members"), cast in person at a meeting called for the purpose of voting on the Service Plan and the related agreements.

         SECTION 5. CONTINUANCE OF THE SERVICE PLAN.

         The Service Plan will continue in effect from year to year with respect to a Fund, so long as its continuance is specifically approved annually by vote of the Company's Board Members in the manner described in Section 4 above.

         SECTION 6. TERMINATION.

         The Service Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Board Members or by a vote of a majority of the outstanding voting securities of the Fund.

         SECTION 7. AMENDMENTS.

         The Service Plan may not be amended with respect to a Fund to increase materially the amount of the fees described in Section 1 above, unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments to the Service Plan must also be approved by the Company's Board Members in the manner described in
Section 4 above.

         SECTION 8. SELECTION OF CERTAIN BOARD MEMBERS.

         While the Service Plan is in effect, the selection and nomination of the Company's Board Members who are not interested persons of the Company will be committed to the discretion of the Board Members then in office who are not interested persons of the Company.

         SECTION 9. WRITTEN REPORTS.

         In each year during which the Service Plan remains in effect with respect to a Fund, the Company's administrator or co-administrator will prepare and furnish to the Company's Board Members, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, that set out the amounts expended under the Service Plan relating to the Fund and the purposes for which those expenditures were made.

         SECTION 10. PRESERVATION OF MATERIALS.

         The Company will preserve copies of the Service Plan, any agreement relating to the Service Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Service Plan, agreement or report.

         SECTION 11. MEANINGS OF CERTAIN TERMS.

         As used in the Service Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.










Dated: [November 29, 1999]

                                  APPENDIX D-2

                           HARRIS INSIGHT FUNDS TRUST

                                  SERVICE PLAN


                           N SHARES--MONEY MARKET FUNDS

                        [adopted pursuant to Rule 12b-1]

         This Service Plan (the "Service Plan") is adopted by Harris Insight Funds Trust, a Massachusetts business trust (the "Company"), on behalf of the N Shares class of the Harris Insight Money Market Fund, Harris Insight Government Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (each, a "Fund" and collectively, the "Funds"), each of which is a portfolio of the Company, pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), subject to the following terms and conditions:

         SECTION 1. COMPENSATION.

         Any officer of the Company is authorized to execute and deliver, in the name and on behalf of the Company and of each Fund's N Shares class, written agreements in substantially the form attached hereto or in any other form duly approved by the Board of Trustees of the Company ("Servicing Agreements") with financial institutions such as banks, securities dealers or other industry professionals, such as investment advisers, accountants, and estate planning firms ("Service Organizations"). Such Servicing Agreements shall require the Service Organizations to provide services on behalf of the applicable Fund as set forth therein to their customers who beneficially own N Shares in consideration of fees, computed daily and paid monthly in the manner set forth in the Servicing Agreements, at an annual rate of 0.10% of the average daily net asset value of N Shares held by a Service Organization on behalf of its customers. Such Servicing Agreements shall also require a Service Organization to agree that it would waive such portion of any payments made to it pursuant to the relevant Servicing Agreement to the extent necessary to assure that payments, if any, required to be accrued by any class of Fund shares on any day do not exceed the income to be accrued to such class on that day. All expenses incurred by the Company in connection with a Servicing Agreement and the implementation of this Service Plan with respect to a particular class of shares of a Fund shall be borne entirely by the holders of that class of shares of that Fund.

         SECTION 2. PAYMENTS BY THE FUNDS' DISTRIBUTOR, INVESTMENT ADVISER
                    AND/OR PORTFOLIO MANAGEMENT AGENT.

         Pursuant to the Service Plan, the Funds' distributor, investment adviser and/or portfolio management agent may provide payments (i) to Service Organizations for providing the various services described in Servicing Agreements and (ii) for sales, marketing and distribution services and expenses, including the distribution of sales literature and advertising provided by the distributor of Fund shares. Payments made by the Funds' distributor, investment adviser and/or portfolio management agent, respectively, shall be made from their own resources without reimbursement by the Funds.

         SECTION 3. APPROVAL BY SHAREHOLDERS.

         The Service Plan will not take effect with respect to a Fund, and no fee will be payable in accordance with Section 1 of the Service Plan, until the Service Plan has been approved by a vote of at least a majority of the outstanding voting securities of the Fund.

         SECTION 4. APPROVAL BY TRUSTEES.

         Neither the Service Plan nor any related agreements will take effect with respect to a Fund until approved by a majority vote of both (a) the full Board of Trustees of the Company and (b) those Trustees who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreements related to it (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on the Service Plan and the related agreements.

         SECTION 5. CONTINUANCE OF THE SERVICE PLAN.

         The Service Plan will continue in effect from year to year with respect to a Fund, so long as its continuance is specifically approved annually by vote of the Company's Board of Trustees in the manner described in Section 4 above.

         SECTION 6. TERMINATION.

         The Service Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

         SECTION 7. AMENDMENTS.

         The Service Plan may not be amended with respect to a Fund to increase materially the amount of the fees described in Section 1 above, unless the amendment is approved by a vote of a majority of the outstanding voting securities of the Fund, and all material amendments to the Service Plan must also be approved by the Company's Board of Trustees in the manner described in
Section 4 above.

         SECTION 8. SELECTION OF CERTAIN TRUSTEES.

         While the Service Plan is in effect, the selection and nomination of the Company's Trustees who are not interested persons of the Company will be committed to the discretion of the Trustees then in office who are not interested persons of the Company.

         SECTION 9. WRITTEN REPORTS.

         In each year during which the Service Plan remains in effect with respect to a Fund, the Company's administrator or co-administrator will prepare and furnish to the Company's Board of Trustees, and the Board will review, at least quarterly, written reports, complying with the requirements of the Rule, that set out the amounts expended under the Service Plan relating to the Fund and the purposes for which those expenditures were made.

         SECTION 10. PRESERVATION OF MATERIALS.

         The Company will preserve copies of the Service Plan, any agreement relating to the Service Plan and any report made pursuant to Section 9 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Service Plan, agreement or report.

         SECTION 11. MEANINGS OF CERTAIN TERMS.

         As used in the Service Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act and the rules and regulations under the 1940 Act, subject to any exemption that may be granted to the Company under the 1940 Act by the Securities and Exchange Commission.








Dated: [November 29, 1999]

PROXY CARD                                                            PROXY CARD

                              HT INSIGHT FUNDS, INC
                           HARRIS INSIGHT EQUITY FUND

This proxy is solicited by the Board of Directors of HT Insight Funds, Inc. (the "Company") for use at a special meeting of shareholders of each of the Harris Insight Equity, Harris Insight Short/Intermediate Bond, Harris Insight Tax-Exempt Money Market, Harris Insight Money Market and Harris Insight Government Money Market Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposal, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY.
                            WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE
                            FULL TILTLE AS SUCH.




                            ______________________________________________
                            Signature
                            ______________________________________________
                            Signature of joint owner, if any
                                                                    , 1999
                            ______________________________________________
                            Date                                    10009A


                          VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal set forth below.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.   To approve the proposed Reorganization of each Fund and take certain              FOR      AGAINST    ABSTAIN
     actions in connection therewith as set forth in the notice of meeting and          o          o          o
     proxy statement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.








   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
                                                                          10009A

PROXY CARD                                                            PROXY CARD

                              HT INSIGHT FUNDS, INC
                   HARRIS INSIGHT SHORT/INTERMEDIATE BOND FUND

This proxy is solicited by the Board of Directors of HT Insight Funds, Inc. (the "Company") for use at a special meeting of shareholders of each of the Harris Insight Equity, Harris Insight Short/Intermediate Bond, Harris Insight Tax-Exempt Money Market, Harris Insight Money Market and Harris Insight Government Money Market Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposal, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY.
                            WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE
                            FULL TILTLE AS SUCH.




                            ______________________________________________
                            Signature
                            ______________________________________________
                            Signature of joint owner, if any
                                                                    , 1999
                            ______________________________________________
                            Date                                    10009A


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal set forth below.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.   To approve the proposed Reorganization of each Fund and take certain              FOR      AGAINST    ABSTAIN
     actions in connection therewith as set forth in the notice of meeting and          o          o          o
     proxy statement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.








   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
                                                                          10009A

PROXY CARD                                                            PROXY CARD

                              HT INSIGHT FUNDS, INC
                   HARRIS INSIGHT TAX-EXEMPT MONEY MARKET FUND

This proxy is solicited by the Board of Directors of HT Insight Funds, Inc. (the "Company") for use at a special meeting of shareholders of each of the Harris Insight Equity, Harris Insight Short/Intermediate Bond, Harris Insight Tax-Exempt Money Market, Harris Insight Money Market and Harris Insight Government Money Market Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposal, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY.
                            WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE
                            FULL TILTLE AS SUCH.




                            ______________________________________________
                            Signature
                            ______________________________________________
                            Signature of joint owner, if any
                                                                    , 1999
                            ______________________________________________
                            Date                                    10009A


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal set forth below.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.   To approve the proposed Reorganization of each Fund and take certain              FOR      AGAINST    ABSTAIN
     actions in connection therewith as set forth in the notice of meeting and          o          o          o
     proxy statement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.








   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
                                                                          10009A

PROXY CARD                                                            PROXY CARD

                              HT INSIGHT FUNDS, INC
                        HARRIS INSIGHT MONEY MARKET FUND

This proxy is solicited by the Board of Directors of HT Insight Funds, Inc. (the "Company") for use at a special meeting of shareholders of each of the Harris Insight Equity, Harris Insight Short/Intermediate Bond, Harris Insight Tax-Exempt Money Market, Harris Insight Money Market and Harris Insight Government Money Market Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposal, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY.
                            WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE
                            FULL TILTLE AS SUCH.




                            ______________________________________________
                            Signature
                            ______________________________________________
                            Signature of joint owner, if any
                                                                    , 1999
                            ______________________________________________
                            Date                                    10009A



                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal set forth below.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.   To approve the proposed Reorganization of each Fund and take certain              FOR      AGAINST    ABSTAIN
     actions in connection therewith as set forth in the notice of meeting and          o          o          o
     proxy statement.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.








   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
                                                                          10009A

PROXY CARD                                                            PROXY CARD

                              HT INSIGHT FUNDS, INC
                   HARRIS INSIGHT GOVERNMENT MONEY MARKET FUND

This proxy is solicited by the Board of Directors of HT Insight Funds, Inc. (the "Company") for use at a special meeting of shareholders of each of the Harris Insight Equity, Harris Insight Short/Intermediate Bond, Harris Insight Tax-Exempt Money Market, Harris Insight Money Market and Harris Insight Government Money Market Funds (each a "Fund" and collectively, the "Funds") called to be held on November 29, 1999.

The undersigned hereby appoints David C. Lebisky, Thomas J. Ryan, and Raymond H. Werkmeister, and each of them, attorneys and proxies of the undersigned, each with the power of substitution and resubstitution, to attend, and to vote all shares of the Funds at the above-referenced Meeting of Shareholders and any adjournment or adjournments thereof and to vote all shares of the Fund that the undersigned may be entitled to vote with respect to the following proposal, in accordance with the specifications indicated, if any, and with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such Meeting. The undersigned hereby acknowledges receipt of the notice of special meeting of shareholders of the Fund and the proxy statement dated October 1, 1999.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM VOTE VIA THE TELEPHONE: 1-800-597-7836
                            CONTROL NUMBER: 999 9999 9999 999

                            NOTE: PLEASE SIGN EXACTLY AS NAME(S) APPEAR(S) HEREON. CORPORATE OR PARTNERSHIP PROXIES SHOULD BE SIGNED IN FULL CORPORATE OR PARTNERSHIP NAME BY AN AUTHORIZED OFFICER. EACH JOINT OWNER SHOULD SIGN PERSONALLY.
                            WHEN SIGNING AS A FIDUCIARY, PLEASE GIVE
                            FULL TILTLE AS SUCH.




                            ______________________________________________
                            Signature
                            ______________________________________________
                            Signature of joint owner, if any
                                                                    , 1999
                            ______________________________________________
                            Date                                    10009A


                           VOTE THIS PROXY CARD TODAY!

This proxy will be voted as specified below with respect to the action to be taken on the following proposal. In the absence of any specification, this proxy will be voted in favor of the proposal. The Board of Directors recommends that you vote FOR the proposal set forth below.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:

1.   To approve the proposed Reorganization of each Fund and take certain              FOR      AGAINST    ABSTAIN
     actions in connection therewith as set forth in the notice of meeting and          o          o          o
     proxy statement.


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.








   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
                                                                          10009A